U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                             FORM 8-K


                          CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



                     Date of Report: July 11, 1997




                         SDT HOLDING CORPORATION
           (Exact name of registrant as specified in its charter)



                                 COLORADO
               (State or other jurisdiction of incorporation)



                0-24590                       84-1275559
         (Commission File No.)               (IRS Employer
                                           Identification No.)



              1 Stoke Road
                Guildford
             Surrey, England                    GU1 4HW
(Address of principal executive offices)       (Zip code)






Registrant's telephone number, including area code:
011-44-1483-458-300

Item 8.  Change in Fiscal Year

     On June 29, 1997, the Company's Board of Directors amended the Company's Bylaws, changing the Company's fiscal year end from June 30 to August 31. This change was enacted in order to establish the Company's fiscal year end to be consistent with the fiscal year end of the Company's principal operating subsidiary, European Business Group, Plc. As a result of this change, the Company intends to file a Form 10-Q with the Securities and Exchange Commission ("SEC") for the period ended June 30, 1997, and thereafter, file a Form 10-K with the SEC for the year ending August 31, 1997.

                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SDT HOLDING CORPORATION



                                   By: s/Bjorn Stiedl
                                      ---------------------------
                                      Bjorn Stiedl,
                                      President

Dated:  July 11, 1997